UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021 (June 10, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 12, 2021 in Hong Kong SAR, Value Exchange International, Inc., a Nevada corporation, (“Company”) received written consents from fewer than 10 shareholders, who in the aggregate own more than 50% of the issued and outstanding shares of Common Stock, $0.00001 par value, (“Common Stock”) of the Company (as of June 10, 2021) approving the following corporate actions and resolutions. Each share of Common Stock is entitled to one vote.

Item 1. Election of Directors. The Company nominated the following five directors, all of whom are incumbent directors, for election as directors for a term commencing in 2021 upon election and ending in 2022 with election and assumption of office by successors. Seven shareholders signed written consents unanimously approving the election of the following director nominees.

Name of Director Nominee	Votes FOR	Votes AGAINST	Votes ABSTAIN	Percentage of Issued and Outstanding Shares as of Record Date cast FOR election
Kenneth Tan	20,533,845	0	0	56.80%
Johan Pehrson	20,533,845	0	0	56.80%
Vincent Lum	20,533,845	0	0	56.80%
Calinda Lee	20,533,845	0	0	56.80%
Bella Tsang	20,533,845	0	0	56.80%
Edmund Yeung	20,533,845	0	0	56.80%

Item 2. Ratification of Public Auditors. Ratification of Zhen Hui Certified Public Accountants, as public auditors of the Company for fiscal year 2021. Seven shareholders signed written consents unanimously ratifying the appointment of Zhen Hui Certified Public Accountants as public auditors of the Company for fiscal year ended 2021, which written consents represented 56.80% of shares eligible to vote.

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	20,533,845	0	0

Item 3. “Say on Pay” Vote. Written consents cast for a resolution approving the compensation of named executives of Company, being the Chief Executive Officer and Chief Financial Officer, in a non-binding advisory vote are listed below. Seven shareholders signed written consents unanimously approving the compensation of named executives, which written consents represented 56.80% of shares eligible to vote.

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	20,533,845	0	0

Item 4. Frequency of Vote on Compensation of Named Executives. Written consents cast for approval of the frequency for conducting a shareholder vote on the compensation of named executives of Company, being the Chief Executive Officer and Chief Financial Officer, in a non-binding advisory vote are listed below. Six shareholders signed written consents unanimously approving a three year frequency for the shareholder vote on the compensation of named executives, which written consents represented 54.26% of shares eligible to vote.

Shares voted FOR One Year	Shares voted FOR Two Years	Shares voted FOR Three Years
0	0	19,619,512

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Kenneth Tan
Name:	Kenneth Tan
Title:	Chief Executive Officer
June 15, 2021